Financial Instruments	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

NOTE 20. FINANCIAL INSTRUMENTS

Financial Risk Management

The Board of Directors is responsible for identifying the principal risks of Precision’s business and for ensuring the implementation of systems to manage these risks. With the assistance of senior management, who report to the Board of Directors on the risks of Precision’s business, the Board of Directors considers such risks and discusses the management of such risks on a regular basis.

Precision has exposure to the following risks from its use of financial instruments:

(a) Credit Risk

Accounts receivable include balances from customers primarily operating in the oil and natural gas industry. The Corporation manages credit risk by assessing the creditworthiness of its customers before providing services and on an ongoing basis, and by monitoring the amount and age of balances outstanding. In some instances, the Corporation will take additional measures to reduce credit risk including obtaining letters of credit and prepayments from customers. When indicators of credit problems appear, the Corporation takes appropriate steps to reduce its exposure including negotiating with the customer, filing liens and entering into litigation. For the years ended December 31, 2025 and 2024, Precision did not have any customers with revenue from transactions exceeding 10% of consolidated revenue. In addition, Precision’s most significant customer accounted for $27 million of the trade receivables balance at December 31, 2025 (2024 – $36 million).

The movement in the expected credit loss allowance during the year was as follows:

	2025	2024
Balance, January 1,	$139	$338
Impairment loss recognized	3,006	780
Amounts written-off as uncollectible	(19)	(680)
Impairment loss reversed	(172)	(301)
Effect of movement in exchange rates	(126)	2
Balance, December 31,	$2,828	$139

The aging of trade receivables at December 31 was as follows:

	2025		2024
	Gross	Provision for Impairment	Gross	Provision for Impairment
Not past due	$197,310	$4	$194,649	$—
Past due 0 – 30 days	44,565	25	58,141	1
Past due 31 – 120 days	9,814	2,284	9,283	112
Past due more than 120 days	3,340	515	1,276	26
	$255,029	$2,828	$263,349	$139

(b) Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. Precision has exposure to interest rate fluctuations on amounts drawn on its Senior Credit Facility as it is subject to floating rates of interest.

At December 31, 2025, Precision had US$30 million and $28 million drawn on its Senior Credit Facility subject to floating rates of interest (2024 – US$12 million) and US$50 million drawn on its Senior Credit Facility which is subject to a floating-to-fixed interest rate swap. As of December 31, 2025, a 1% change to the interest rate would have less than a $1 million impact on net earnings (2024 – less than $1 million). The interest rate on Precision’s unsecured senior notes is fixed and is not subject to interest rate risk.

(c) Foreign Currency Risk

The Corporation is primarily exposed to foreign currency fluctuations in relation to the working capital of its foreign operations and certain long-term debt facilities of its Canadian operations. The Corporation has no significant exposures to foreign currencies other than the U.S. dollar. The Corporation monitors its foreign currency exposure and attempts to minimize the impact by aligning appropriate levels of U.S. denominated debt with cash flows from U.S. based operations.

The following financial instruments were denominated in U.S. dollars:

		2025				2024
		Canadian Operations		Foreign Operations		Canadian Operations		Foreign Operations
Cash	US	$13,257	US	$21,939	US	$3,084	US	$27,474
Accounts receivable		28		91,757		2		113,400
Accounts payable and accrued liabilities		(15,034)		(68,643)		(20,695)		(98,523)
Long-term liabilities, excluding long-term incentive plans (1)		—		(4,884)		—		(5,197)
Net foreign currency exposure	US	$(1,749)	US	$40,169	US	$(17,609)	US	$37,154
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on net earnings		$(17)		$—		$(176)		$—
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on comprehensive income (loss)		$—		$402		$—		$372

(1) Excludes U.S. dollar long-term debt that has been designated as a hedge of the Corporation’s net investment in certain self-sustaining foreign operations.

(d) Liquidity Risk

Liquidity risk is the exposure of the Corporation to the risk of not being able to meet its financial obligations as they become due. The Corporation manages liquidity risk by monitoring and reviewing actual and forecasted cash flows to ensure there are available cash resources to meet these needs. The following are the contractual maturities of the Corporation’s financial liabilities and other contractual commitments as of December 31, 2025:

	2026	2027	2028	2029	2030	Thereafter	Total
Accounts payable and accrued liabilities (1)	$257,378	$—	$—	$—	$—	$—	$257,378
Share-based compensation	18,855	20,236	16,240	—	—	—	55,331
Long-term debt	—	—	137,809	549,044	—	—	686,853
Interest on long-term debt (2)	45,058	45,093	43,869	1,573	—	—	135,593
Commitments(3)	151,958	39,397	13,512	7,200	6,054	28,753	246,874
Total	$473,249	$104,726	$211,430	$557,817	$6,054	$28,753	$1,382,029

(1) Excludes the current portion of share-based compensation.

(2) Excludes amortization of long-term debt issue costs.

(3) Includes both capital commitments and lease obligations.

Fair Values

The carrying value of cash, accounts receivable, and accounts payable and accrued liabilities approximates their fair value due to the relatively short period to maturity of the instruments. Amounts drawn on the Senior Credit Facility, measured at amortized cost, approximate fair value as this indebtedness is subject to floating rates of interest and the interest rate swap is classified as a derivative fair valued through profit or loss. The fair value of the unsecured senior note at December 31, 2025 was approximately $555 million (2024 – $801 million).

Financial assets and liabilities recorded or disclosed at fair value in the consolidated statements of financial position are categorized based on the level of judgement associated with the inputs used to measure their fair value. Hierarchical levels are based on the amount of subjectivity associated with the inputs in the fair determination and are as follows:

Level I – Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level II – Inputs (other than quoted prices included in Level I) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level III – Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The estimated fair value of Unsecured Senior Notes and interest rate swap is based on level II inputs. The fair value is estimated considering the risk free interest rates on government debt instruments of similar maturities, adjusted for estimated credit risk, industry risk and market risk premiums.